Great-West Putnam Equity Income Fund

(formerly Maxim Putnam Equity Income Portfolio)

Initial Class Ticker: MXQIX

(the “Fund”)

Summary Prospectus

May 1, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Fund seeks capital growth and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise. The Fund invests mainly in midsize and large companies, which are of a size similar to those in the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $313.2 million and $388.0 billion as of December 31, 2012). The portfolio managers may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, as well as companies from outside the U.S.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Fund:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Investment Style Risk - Returns from large-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2012	12.14%
Worst Quarter	June 2012	-5.34%

Average Annual Total Returns for the Periods Ended December 31, 2012

	One Year	Since Inception (6/16/2011)
Initial Class	18.88%	11.31%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	9.99%

Investment Adviser

Great-West Capital Management, LLC

Sub-Adviser

Putnam Investment Management, LLC (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Darren Jaroch, CFA	Portfolio Manager	2012
Walter Scully	Assistant Portfolio Manager	2012

Purchase and Sale of Fund Shares

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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